Purchased In-Process Research And Development (IPR&D) And Special Charges	12 Months Ended
Dec. 31, 2011
Purchased In-Process Research And Development (IPR&D) And Special Charges [Abstract]
Purchased In-Process Research And Development (IPR&D) And Special Charges

NOTE 8 – PURCHASED IN-PROCESS RESEARCH AND DEVELOPMENT (IPR&D) AND SPECIAL CHARGES

IPR&D Charges

During 2011, the Company recorded IPR&D charges of $4.4 million in conjunction with the purchase of intellectual property in its CRM operating segment. During 2010, the Company recorded IPR&D charges of $12.2 million in conjunction with the purchase of cardiovascular-related intellectual property. During 2009, the Company recorded IPR&D charges of $5.8 million in conjunction with the purchase of intellectual property in its CV and NMD operating segments. As the related technological feasibility had not yet been reached and such technology had no future alternative use, these intellectual property purchases were expensed as IPR&D.

Special Charges

The Company recognizes certain transactions and events as special charges in its consolidated financial statements. These charges (such as impairment charges, restructuring charges and certain litigation charges) result from facts and circumstances that vary in frequency and impact on the Company's results of operations. In order to enhance segment comparability and reflect management's focus on the ongoing operations of the Company, special charges are not reflected in the individual reportable segments operating results.

Fiscal Year 2011

During 2011, the Company incurred charges totaling $218.7 million primarily related to restructuring actions to realign certain activities in the Company's CRM business and sales and selling support organizations. These actions included phasing out CRM manufacturing and R&D operations in Sweden, reductions in the Company's workforce and rationalizing product lines. The Company recognized employee termination costs and asset write-off and impairment charges associated with inventory, fixed assets and intangible assets.

A summary of the activity related to the 2011 special charge restructuring accrual is as follows (in thousands):

	Employee termination costs	Inventory charges	Fixed asset charges	Intangible asset charges	Other	Total
Balance at January 1, 2011	$—	$—	$—	$—	$—	$—

Special charges	81,912	19,896	26,208	51,944	38,774	218,734
Non-cash charges used	—	(19,896)	(26,208)	(51,944)	(937)	(98,985)
Cash payments	(26,628)	—	—	—	(15,223)	(41,851)
Foreign exchange rate impact	(1,085)	—	—	—	(123)	(1,208)

Balance at December 31, 2011	$54,199	$—	$—	$—	$22,491	$76,690

Employee Termination Costs: In connection with the staged phase-out of CRM manufacturing and R&D operations in Sweden, the Company recognized severance costs and other termination benefits for over 650 employees in accordance with ASC Topic 420, Exit or Disposal Cost Obligations whereby certain employee termination costs are recognized over the employees' remaining future service period. The Company also recognized certain severance costs for 550 employees after management determined that such severance and benefits were probable and estimable, in accordance with ASC Topic 712, Nonretirement Postemployment Benefits. Of the total $81.9 million of employee termination costs, $9.2 million was recorded in cost of sales.

Inventory Charges: The Company recorded a $19.9 million charge in cost of sales related to inventory obsolescence charges primarily associated with the rationalization of product lines across the business.

Fixed Asset Charges: The Company recorded $26.2 million of impairment and accelerated depreciation charges, of which $12.0 million related to an impairment charge to write-down the Company's CRM manufacturing facility in Sweden to its fair value. The impairment charge was recognized in accordance with ASC Topic 360, Property, Plant and Equipment after it was determined that its remaining undiscounted future cash flows did not exceed its carrying value. Of the $26.2 million charge, $8.9 million was recorded in cost of sales.

Intangible Asset Charges: The Company recorded $51.9 million of intangible asset impairment charges, of which $48.7 million related to intangible assets acquired in connection with legacy acquisitions of businesses involved in the distribution of the Company's products. Due to the changing dynamics of the U.S. healthcare market, specifically as it relates to hospital purchasing practices, the Company determined that the fair value of these intangible assets did not exceed their carrying values and recognized a $48.7 million impairment charge.

Other Charges: The Company recognized $21.1 million of charges associated with other CRM restructuring actions which included $12.6 million of pension settlement charges (see Note 11) and $3.6 million of idle facility costs incurred during 2011 from transitioning CRM manufacturing operations in Sweden to cost-advantaged locations. The Company also recognized $6.9 million of contract termination costs, $4.2 million of legal settlement costs and $6.6 million of other costs. Of the total other charges of $38.8 million, $9.5 million was recorded in cost of sales.

Fiscal Year 2010

During 2010, the Company recorded $27.9 million of inventory obsolescence charges to cost of sales primarily related to excess legacy ICD inventory that was not expected to be sold due to the Company's launch of its UnifyTM CRT-D and FortifyTM ICD devices. The Company's market demand for these devices resulted in a more rapid adoption than expected or historically experienced from other ICD product launches.

The Company also reached an agreement with the Boston U.S. Department of Justice to settle the previously disclosed investigation initiated in 2005 related to an industry-wide review of post-market clinical studies and registries, resulting in a $16.5 million legal settlement charge.

Fiscal Year 2009

During 2009, the Company incurred charges totaling $107.7 million, of which $71.1 million related to severance and benefit costs for approximately 725 employees. These costs were recognized after management determined that such severance and benefits were probable and estimable, in accordance with ASC Topic 712, Nonretirement Postemployment Benefits. Of the total $71.1 million severance and benefits charge, $6.6 million was recorded in cost of sales. The Company also recorded $17.7 million of inventory related charges to cost of sales associated with inventory that would be scrapped in connection with the Company's decision to terminate certain product lines in its CRM and AF divisions that were redundant with other existing products lines. Additionally, the Company recorded $5.9 million of fixed asset related charges to cost of sales associated with the accelerated depreciation of phasing out older model diagnostic equipment and $6.1 million of asset write-offs related to the carrying value of assets that will no longer be utilized. Of the $6.1 million charge, $3.5 million was recorded in cost of sales. The Company also recorded charges of $1.8 million associated with contract terminations and $5.1 million of other unrelated costs. As of December 31, 2011, there was no remaining accrual balance associated with these charges.